Exhibit 10.1
AMENDMENT NO. 2 TO
ASSET PURCHASE AGREEMENT
This AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT, dated as of November 21, 2013 (this “Amendment”), between Press-Enterprise Company, a Delaware corporation (the “Seller”), AHC California Properties, LLC, a Delaware limited liability company (“AHC California”), and A. H. Belo Management Services Inc., a Delaware corporation (“AHBMS” and, together with AHC California, the “Affiliated Sellers”), on the one hand, and Freedom Communications Holdings, Inc., a Delaware corporation (the “Buyer”), on the other hand.
RECITALS
A.    The Seller, the Affiliated Sellers and the Buyer entered into that certain Asset Purchase Agreement, dated October 9, 2013, as amended by that certain Amendment No. 1 to Asset Purchase Agreement, dated October 31, 2013 (as amended, the “Agreement”; capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement).
B.    Concurrently with and conditioned upon the Closing, pursuant to the terms and conditions of this Amendment, the parties to the Agreement desire to amend the Agreement.
C.    Pursuant to Section 10.2 of the Agreement, the Agreement may be amended by the parties thereto by an instrument in writing specifically designated as an amendment to the Agreement, signed on behalf of each party to the Agreement.
AGREEMENT
In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
Section 1Amendment to the Agreement. Notwithstanding any provision of the Agreement, the parties acknowledge that the Agreement has not been terminated, and the Closing took place on November 21, 2013, concurrently with the execution of this Amendment.
Section 2Effect of Amendment. Except as amended as set forth above, the Agreement shall continue in full force and effect.
Section 3Amendment and Modification. This Amendment may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party.
Section 4Interpretation. The headings contained in this Amendment are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment. All words used in this Amendment will be construed to be of such gender or number as the circumstances require.
Section 5Governing Law. This Amendment and all disputes or controversies arising out of or relating to this Amendment or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of California.

Section 6Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Amendment shall be subject to Section 10.9 (Submission to Jurisdiction) of the Agreement.
Section 7Successors and Assigns. This Amendment will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
Section 8Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. A facsimile, PDF or other electronic signature of this Amendment shall be valid and have the same force and effect as a manually signed original.
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IN WITNESS WHEREOF, the Seller and the Affiliated Sellers and the Buyer have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

PRESS-ENTERPRISE COMPANY, a Delaware corporation

By:	/s/	Alison Engel
Name:		Alison Engel
Title:		Treasurer and Assistant Secretary

AHC CALIFORNIA PROPERTIES, LLC, a Delaware limited liability company

By:	/s/	Alison Engel
Name:		Alison Engel
Title:		Treasurer and Assistant Secretary

A. H. BELO MANAGEMENT SERVICES, INC., a Delaware corporation

By:	/s/	Alison Engel
Name:		Alison Engel
Title:		Treasurer and Assistant Secretary

SIGNATURE PAGES TO AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

FREEDOM COMMUNICATIONS HOLDINGS, INC., a Delaware corporation

By:	/s/	Aaron Kushner
Name:		Aaron Kushner
Title:		CEO

SIGNATURE PAGES TO AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT